SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)
November 19, 2003

Nortel Networks Corporation

(Exact name of registrant as specified in its charter)

CANADA	001-07260	not applicable

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada		L6T 5P6
(address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (905) 863-0000.

Items 9 & 12.     Regulation FD Disclosure and Results of Operations and Financial Condition

On November 19, 2003, the Registrant issued a press release concerning its financial results for the third quarter of 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of Items 9 and 12.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Items 9 and 12 of Form 8-K in accordance with SEC Release No. 33-8216, and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

	By:	/s/ Douglas C.Beatty

Douglas C. Beatty
Chief Financial Officer

	By:	/s/ Blair F. Morrison

Blair F. Morrison
Assistant Secretary
Dated: November 19, 2003

Index to Exhibits

Exhibit Number	Description of Document

99.1	Press Release issued by the Registrant on November 19, 2003, furnished solely for purposes of incorporation by reference into Items 9 and 12. See paragraph 2 of Items 9 and 12.